UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 21, 2021 (April 15, 2021)

PPD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39212	45-3806427
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

929 North Front Street

Wilmington, North Carolina 28401

(Address of principal executive offices and zip code)

(910) 251-0081

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	PPD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 15, 2021, the holders of a majority of the outstanding common stock of PPD, Inc. entitled to vote thereon executed a written stockholder consent approving and adopting that certain Agreement and Plan of Merger, dated as of April 15, 2021, by and among PPD, Inc. (the “Company” or “PPD”), Thermo Fisher Scientific Inc. and Powder Acquisition Corp. (the “Merger Agreement”) and the transactions contemplated thereby.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a Schedule 14C Information Statement (the “Information Statement”) will be filed with the SEC and sent or provided to the stockholders of the Company.

Forward-Looking Statements

Certain statements contained in this press release, which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities law. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the anticipated Merger between PPD and Thermo Fisher, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of PPD’s and Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as their other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by PPD with the SEC, risks and uncertainties for PPD, Thermo Fisher and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Thermo Fisher’s operations with those of PPD will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, changes to tax legislation and the potential effects on the accounting of the Merger; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management’s attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on PPD’s, Thermo Fisher’s or the combined company’s respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of PPD, Thermo Fisher and the combined company; changes in consumer demand for financial services; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this report are made as of the date hereof and are based on information available to management at that time. Except as required by law, neither PPD nor Thermo Fisher assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect of the pending Merger involving Thermo Fisher and PPD. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

PPD’s stockholders may obtain free copies of the documents we file with the SEC through the Investors portion of PPD’s website at investors.ppd.com under the link “Financial Information” and then under the link “SEC Filings” or by contacting PPD’s Investor Relations Department by (a) mail at PPD, Inc., Attention: Investor Relations, 929 North Front Street, Wilmington, North Carolina 28401, (b) telephone at (910) 251-0081, or (c) e-mail at investors@ppd.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPD, INC.

Date: April 21, 2021	By:	/s/ Julia James
	Name:	Julia James
	Title:	General Counsel